Ohio National Fund, Inc.

Supplement dated February 26, 2016

to the Statement of Additional Information (“SAI”) dated

September 25, 2015

The following supplements and amends the SAI dated September 25, 2015:

Management of the Fund

Under the section “Management of the Fund,” information regarding Julie T. Thomas is deleted and replaced with the following:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Keith Dwyer Age 43	Interim Chief Compliance Officer	Indefinite; Since November 2015

Director, Fund Compliance, ONLI (January 2015 – present); Administrator, Fund Compliance, ONLI (January 2014 – Jan 2015); Compliance Analyst (September 2009 – September 2011 and April 2013 – January 2014); Interim Chief Compliance Officer, ONI, Suffolk, and other Ohio National-affiliated companies (November 2015 – present).

				NA	NA